GLIMCHER

INVESTOR PRESENTATION

June 2012

__SAFE HARBOR__: SOME OF THE INFORMATION CONTAINED IN THIS PRESENTATION INCLUDES FORWARD LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS IN THE FUTURE TO DIFFER MATERIALLY AND ADVERSELY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS SHOULD CONSULT THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR A DESCRIPTION OF THE VARIOUS RISKS AND UNCERTAINTIES WHICH COULD CAUSE SUCH A DIFFERENCE BEFORE DECIDING WHETHER TO INVEST.

STRATEGIC VISION

IMPRESSIVE PROGRESS

- **Transforming into a Class A Mall REIT**
  - Sales growth percentage surpassing Class A Mall REIT's
  - Balance Sheet leverage from high of 80 to 50's
  - Occupancy at top of mall peers
  - Quality of brands today
    - Apple Retail stores in 12% of core portfolio
    - lululemon athletica stores in 12% of core portfolio
    - H&M in 25% of core portfolio
    - Addition of retailers such as Anthropologie, Crate&Barrel, Restoration Hardware and Tory Burch

GLIMCHER

TRANSFORMATION – NEXT STEPS

- **Goals to continue quality transformation**
  - Operating metrics to perform in-line with Class A Mall peers
  - Adding quality through acquisitions
  - Divesting lower tier assets
  - Redevelopment of existing assets
  - NOI growth from Scottsdale Quarter Phase I and II
  - Development of Phase III of Scottsdale Quarter

SALES GROWTH

$404

2011

Acquisition of 20% Interest in Pearlridge

Acquisition of Town Center Plaza

2012

Acquisitions of One Nineteen and Malibu Lumber Yard

Acquisition of Remaining 80% Interest in Pearlridge

Disposition of Tulsa

2013/14

Full Impact of Scottsdale Quarter

The Outlet Collection Redevelopment

2015

$500+

Impact of Dispositions

Impact of Acquisitions

Organic Growth of Core

GLIMCHER CATCHING CLASS A MALL PEERS


Relative Sales
Class A REITS
GRT
Moderate REITS
2008
2010
2012
2016
Moderate REITS
Class A REITS
Glimcher

Note: Peer Mall REITS 2016 sales growth shown applying consistent rate of growth with historical growth rates, GRT sales growth based on management's estimated sales

SCOTTSDALE QUARTER MOMENTUM CONTINUES

- Phase I and II stands alone – 94% addressed and over 84% open
- NOI will more than double in 2012
- Scottsdale tenants posting strong performance - sales will stabilize at approximately $800 psf
- Recent retailer commitments to project are strong brands – such as Bath & Body, L'Occitane, Restoration Hardware and Sephora
- Phase III progress continues as planned – long-term value creation opportunity

GLIMCHER

REDEVELOPMENT AND DISPOSITION STRATEGY

Dispositions

- Tier II assets – move to tier I or divest
- Good potential source of capital, but only at right price

Redevelopment

- Best use of capital – strengthens existing core assets
- Updated design attracts strong retail brands
- High single digit return on investment

ACQUISITION STRATEGY

- Outsized NOI growth
- High sales productivity
- Strong demographics
- Flexible on format and size (enclosed, open-air, outlet)
- Best-in-class retail brands
- Opportunistic (creative asset swap; off-market deals; joint venture partnership)

MALIBU LUMBER YARD – JUNE 2012



ONE NINETEEN – MAY 2012


Crate&Barrel

ORGANIZATIONAL OVERVIEW

SENIOR MANAGEMENT

Michael Glimcher
Chairman & CEO



Marshall Loeb
President & COO



Mark Yale
Executive VP & CFO



George Schmidt
Executive VP &
General Counsel





TJ Drought
Executive VP, Leasing

- Human Resources
- Construction
- Property Management
- Leasing

Mark Yale:

- Finance
- Accounting
- Internal Audit
- Treasury
- Information Services

George Schmidt:

- Legal
- Investments
- Development

GLIMCHER

HUMAN RESOURCES



- Grace Schmitt
  VP, Human Resources
  - Director, HR
    - Benefits Specialist
    - Payroll Manager
      - Senior Payroll Specialist
      - Payroll Specialist
      - HRIS Coordinator
  - HR Coordinator
  - Manager, HR
    - Office Services Coordinator
    - Front Desk Administrative Assistant
    - Front Desk Administrative Assistant
  - Manager, HR

PROPERTY MANAGEMENT

- Armand Mastropietro
  SVP, Director Property Management



  - Director, Marketing
    - Market Research Specialist
  - Senior Manager, Partnership Marketing
  - VP, Regional Director of Properties
  - VP, Regional Director of Properties
  - Director, Operations
    - Manager, Operations
  - Director, Security

LEASING

- T. J. Drought
  EVP, Leasing



  - Director, Specialty Leasing
    - Manager, Specialty Leasing
    - Design Specialist
    - Specialty Leasing Coordinator
  - Director, Leasing
    - Leasing Coordinator
    - Leasing Specialist
    - Leasing Project Specialist
  - SVP, Retail Strategies
    - Leasing Representative
  - Regional Director, Leasing (NC)
  - Regional Director, Leasing
    - (dotted line) Leasing Representative
  - VP, Leasing
    - Leasing Representative
    - Leasing Representative
  - VP, Leasing
    - Manager, Regional Leasing
    - Manager, Regional Leasing
    - Leasing Representative
    - Leasing Representative

GLIMCHER

CONSTRUCTION



Steve Bruch
VP, Construction & Development
Director, Construction
Designer/CADD Specialist
Designer/CADD Specialist
Construction Control Analyst
Development Coordinator
Project Manager
Project Manager
Associate Project Manager
Senior Project Manager

GLIMCHER

INFORMATION SERVICES DEPARTMENT



Cheryl Southworth
VP, Information Services
Director, IS Infrastructure
Manager, Business Applications
Manager, Solutions Development
Oracle DBA
Supervisor, IS Customer Services
Network Administrator
Developer/Programmer Analyst
Developer/Programmer Analyst
Customer Service Analyst
Customer Service Analyst

GLIMCHER

LEASING OVERVIEW

LEASING MEETING ACTIVITY



ICSC RECon Meetings
450
400
350
300
250
200
150
100
50
0
2009
2010
2011
2012
Meeting Count

GLIMCHER

RETAILER PORTFOLIO MEETINGS



Glimcher Meetings
150
100
50
0
2008
2009
2010
2011
2012
Projected Meeting Count
Annual Meeting Count

NUMBER OF SIGNED LEASES


500
400
300
200
100
0
2009
2010
2011
2012
Projected Signed Leases
Annual Signed Leases

GLIMCHER

Leasing Customer Relationship Management (LCRM)


4%
17%
6%
603 deals in progress
46%
23%
4%
Proposal Stage
Real Estate Committee
Out for Signature
Tenant Executed
Leases with Stores Under Construction
MRI Updated

GLIMCHER

KEY TENANT COMMITMENTS

- **Recent lease signings**
  - Restoration Hardware, Scottsdale Quarter
  - H&M at WestShore Plaza, Polaris and Puente Hills
  - Children's Place at Johnson City, Grand Central and Morgantown
  - Mac Authority at the Mall at Johnson City
  - lululemon athletica at Polaris Fashion Place

- **Recent store openings**
  - Madewell at Town Center Plaza
  - Lego at The Outlet Collection | Jersey Gardens
  - H&M at Lloyd Center
  - Victoria's Secret at Pearlridge Center
  - Sephora at Scottsdale Quarter
  - Ulta Cosmetics at River Valley Mall

PROPERTY BASED LEASING STRATEGY

Senior Management

Outlet Focus

Core Portfolio Focus

Acquisitions Focus

Property-based Leasing

GLIMCHER'S SIZE: A KEY LEASING ADVANTAGE

- Deals can be approved and processed faster
- Impact of key deals can move the needle
- Key retail relationships
- Involvement of top management
- Reputation as a good, fair landlord
- Stable, experienced leasing team

THE OUTLET COLLECTION ™

OUTLET STRATEGY

- Maximize shoppers' affinity for value brands
- Seize opportunity to bring stores online before new development is completed in 2014
- Update amenities to attract premium outlet tenants
- Rebrand existing outlets to raise awareness

THE OUTLET
COLLECTION

GLIMCHER

THE OUTLET COLLECTION | JERSEY GARDENS

- Increase store sales from $685 to $750+
- Add four star amenities, new interior design, food emporium and exterior facades
- Add top retailers to current mix, including the world's largest Tommy Hilfiger
- Leverage rebranding to increase local tourism traffic


New York City
Newark Airport

GLIMCHER

THE OUTLET COLLECTION | SEATTLE

- Transform from hybrid to pure outlet
- Increase store sales from $210 to $400+
- Add four star amenities and update traffic flow
- Become the only indoor outlet mall in Seattle
  - Over 8 million visitors a year
  - Population of 1.2 million within a 15-mile radius
  - Draw from Seattle MSA (population in excess of 3.4 million and above average HH income)
  - Limited competition in southern Seattle
    - Seattle Premium Outlets is 60 miles north
    - Centralia Outlets is 63 miles south
    - North Bend Premium Outlets is 30 miles northeast

GLIMCHER

SEATTLE – KEY IN-LINE LEASING STATISTICS

In-line Space:

- More than 400,000 sf of small shop
  - About 40% space under Glimcher control through short term leases or landlord kick outs
  - Approximately 250,000 sf in-line square feet currently occupied, including key outlet tenants such as Ann Taylor Factory Store, Banana Republic, Gap Outlet, Gymboree Outlet, Levi's, Old Navy, Osh Kosh B'Gosh and Tommy Hilfiger
  - 100,000 square feet of space targeted for key outlet tenant to add to the center. Status of those key targets are as follows:
    - Discussions or LOI - 80%
    - Leases out for signature – 20%

SEATTLE – KEY ANCHOR LEASING STATISTICS

- Current anchor configuration has 500,000 sf
- Current anchors have strong performance
- Nordstrom Rack key outlet anchor to center. Other anchors include Bed Bath & Beyond, Burlington, Marshalls and Sports Authority
- New value and outlet anchors planned for the space will include approximately 70,000 sf – some of which will be converted from existing in-line space

THE OUTLET COLLECTION – INVESTMENT RETURN

- Approximately $60 million to be invested - $20-$30 million in 2012 and the balance in 2013
- 7% - 9% stabilized return on investment
  - Only considers direct return from addition of new tenants
  - The value creation to the assets is not included in the return, but a important outcome of the investment
- Jersey Gardens – opening in Fall 2013
- Seattle – opening in Holiday 2013

PROPERTY MANAGEMENT OVERVIEW

PEOPLE


Leadership Conference
Culture
Team Approach
Promote from Within Philosophy
Mentoring
Mall Swap
BEST
PLACES
TO
WORK

GLIMCHER

MALL STRUCTURE


General Manager
Operations Director
Housekeeping
Maintenance
Security
Manager, Specialty Leasing
Short Term
Long Term
Local
Marketing Director
Sponsorship
Guest Services

GLIMCHER

CORPORATE STRUCTURE


Regional
Vice Presidents
Corporate Director
of Operations
Corporate Director
of Security
Corporate Director
of Marketing
Manager of
Sponsorship

GLIMCHER

SUSTAINABILITY


Solar Energy
Edison Club
Recycling
Electric Vehicle Charging Stations
Lighting Retrofits
Upgrade Energy Management Systems
Alternative Vehicles

GLIMCHER

KWH Consumption

2007 - 2011



130,000,000
120,000,000
110,000,000
100,000,000
90,000,000
80,000,000
KWH
2007
2008
2009
2010
2011
28 % decrease
KWH

GLIMCHER

CAM COMPARISON


FIVE YEAR CAM COMPARISON
Actuals vs. Inflation
DOLLARS
62,500,000
61,500,000
60,500,000
59,500,000
58,500,000
57,500,000
56,500,000
55,500,000
$7,952,905
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
CAM
CPI

MARKETING



Income
Sponsorship
Traffic
Rebranding
Programs/
Events
Social Media
MARKETING

CAPITAL ALLOCATION / SOURCES OF CAPITAL

Capital Allocation Priorities

1. **Redevelopment/re-tenanting**
    - 10% cash on cash return hurdle
    - Intimate knowledge of the property and control of the site
    - Enhancing the value of a current asset
    - Best use of capital on a risk adjusted basis
2. **Acquisitions of existing properties**
    - High productivity
    - Outsized growth potential
    - Tenant correlation
3. **Ground-up development**
    - Needs to be strategic
    - Compelling returns

GLIMCHER

Potential Sources of Capital

1. **Project level (perm) financing**
   - Pricing, term and then proceeds will be the order of focus
   - Utilize for higher quality assets
   - Grow Life Company debt concentration within the portfolio

2. **Joint venture capital**
   - Leverage partner's lower cost of capital
   - Find strategic partners with longer-term investment horizon

3. **Dispositions**
   - Pricing will be important (don't have to sell the bottom assets today)
   - Accelerates transformation strategy

4. **Common equity**
   - Must be measured with respect to future use
   - Opportunities with outsized growth profile

LONG-TERM STRATEGY ROADMAP

VALUATION AND BALANCE SHEET TARGETS - 2015

- Fixed Charge Coverage – above 1.75x
- Debt to EBITDA – below 7.5x
- Debt to Total Asset Value – below 45%
- Market Capitalization – $2 billion (equity) / $3.75 billion (total) or greater

GLIMCHER

FIXED CHARGE COVERAGE – ABOVE 1.75X

- EBITDA growth from existing stabilized portfolio
- Stabilization of Scottsdale Quarter
- Accretive contributions from redevelopment and new acquisitions
- Possible redemption of outstanding preferred shares via excess proceeds from mortgage refinancings

GLIMCHER

DEBT TO EBITDA – BELOW 7.5x

- EBITDA growth from existing stabilized portfolio
- Stabilization of Scottsdale Quarter
- Accretive contributions from redevelopment

GLIMCHER

DEBT TO TOTAL ASSET VALUE – BELOW 45%

- EBITDA growth from existing stabilized portfolio
- Stabilization of Scottsdale Quarter
- Utilize ATM to match fund against redevelopment / major re-tenanting within the portfolio (less than $40 million per year expected)
  - No utilization of the ATM during 2Q12 (will be price sensitive)
- Over equitize new acquisitions

GLIMCHER

MARKET CAPITALIZATION - $2BN (EQUITY) / $3.75BN (TOTAL) OR GREATER

- Add a net 5 - 10 properties to the current portfolio
- Redevelopment and a portion of acquisition growth funded via common equity
- Multiple expansion tied to improving sales and balance sheet metrics

QUESTIONS